Exhibit 10.26
EXECUTION VERSION

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

THIS    AMENDMENT    NO.    1    TO    REVOLVING    CREDIT    AGREEMENT    (this
“Amendment”), dated as of November 15, 2022, is entered into by and among FLUENCE ENERGY, INC., a Delaware corporation (the “Parent”), FLUENCE ENERGY, LLC, a Delaware limited liability company (the “Borrower”), the other Guarantors party hereto, each Lender party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), in connection with that certain Revolving Credit Agreement, dated as of November 1, 2021 (as it may be amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”), entered into by and among the Borrower, the Parent, the Guarantors from time to time party thereto, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Borrower requested that the Lenders party hereto (constituting Required Lenders) amend the Credit Agreement (in accordance with Section 10.02 of the Credit Agreement) in certain respects, and such Lenders are willing to do so.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:

1.Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings given in the Credit Agreement.

2.Amendment. Subject to the occurrence of the Amendment Effective Date (as defined in Section 3), Section 6.01 (Indebtedness) of the Credit Agreement is hereby amended by replacing clause
(k) in its entirety with the following:

(k) Indebtedness incurred under the Citi Supplier Financing Agreement, only to the extent (i) such agreement pertains to ordinary course supplier financing arrangements and
(ii) the aggregate principal amount of Indebtedness outstanding thereunder does not exceed
$200.0 million at any time; provided, however, that the Borrower shall be in compliance with Section 6.10 on a Pro Forma Basis on each date that it incurs Indebtedness under the Citi Supplier Financing Agreement that results in the outstanding amount thereunder exceeding $100.0 million (such excess amount, the “Supplier Financing Excess Amount”), it being understood and agreed that solely for the purposes of such pro forma calculation the amount of “Total Liquidity” shall be deemed reduced by the Supplier Financing Excess Amount then outstanding;

3.Effectiveness. This Amendment will become effective upon the date on which the following conditions precedent are first satisfied (the “Amendment Effective Date”):

(a)The Administrative Agent shall have received from the Parent, the Borrower, each other Loan Party and the Lenders constituting the Required Lenders an executed counterpart of this Amendment; and

(b)The Borrower shall have paid to the Administrative Agent all fees required to be paid pursuant to the Credit Agreement, and all other amounts which are payable pursuant to Section 10.03(a) of the Credit Agreement on or prior to the Amendment Effective Date (in the case of expenses, to the extent invoiced in reasonable detail at least one (1) Business Day prior to the Amendment Effective Date).

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4.Representations and Warranties. Each Loan Party represents and warrants, as of the date hereof, that, after giving effect to the provisions of this Amendment:

(a)each of the representations and warranties of the Loan Parties contained in Article 3 of the Credit Agreement or any other Loan Document shall be true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect” in which case, they shall be true and correct in all respects), on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect”, in which case, they shall be true and correct in all respects), as of such earlier date; and

(b)no Default or Event of Default has occurred or is continuing, or would result, from this Amendment, or the transactions contemplated hereby.

5.Miscellaneous.

(a)By executing and delivering a copy of this Amendment, the Borrower and each other Loan Party hereby reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Security Documents, affirms, acknowledges and confirms all of its guaranty and other obligations and liabilities under the Credit Agreement, as amended hereby, and each other Loan Document to which it is a party, all in accordance with respective the terms thereof, and acknowledges and agrees that such obligations and liabilities continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Amendment.

(b)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(c)SECTION 10.09 (GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS) AND SECTION 10.10 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE MUTATIS MUTANDIS.

(d)The parties hereto agree that from the Amendment Effective Date, this Amendment and the Credit Agreement shall be construed as a single agreement and this Amendment is a Loan Document. Except as expressly set forth herein, this Amendment shall not modify, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not (and shall not be deemed to) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements of the Borrower and each other Loan Party contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed by the Borrower and each Loan Party, as applicable, in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

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[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

FLUENCE ENERGY, LLC
as the Borrower

By:    /s/ Manavendra Sial
Name: Manavendra Sial
Title: Senior Vice President and Chief Financial Officer

By:    /s/ Francis A. Fuselier
Name: Francis A. Fuselier
Title: Senior Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 1 (Fluence)]

FLUENCE ENERGY, INC.
as a Loan Party

By:    /s/ Manavendra Sial
Name: Manavendra Sial
Title: Senior Vice President & Chief Financial Officer

By:    /s/ Francis A. Fuselier
Name: Francis A. Fuselier
Title: Senior Vice President, General Counsel & Secretary

[Signature Page to Amendment No. 1 (Fluence)]

FLUENCE ENERGY, GMBH
as a Loan Party

By:    /s/ Markus Meyer
Name: Markus Meyer
Title: Managing Director

By:    /s/ Michael Gillessen
Name: Michael Gillessen
Title: Managing Director

[Signature Page to Amendment No. 1 (Fluence)]

Executed as an agreement.

Signed by Fluence Energy Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by:
/s/ Andrew Kelley	/s/ Richard Ward
Signature of director	Signature of director/secretary
Andrew Kelley	Richard Ward
Name of director (print)	Name of director/secretary (print)
[Signature Page to Amendment No. 1 (Fluence)]

FLUENCE ENERGY GLOBAL PRODUCTION OPERATION, LLC
as a Loan Party

By:    /s/ Manavendra Sial
Name: Manavendra Sial
Title: Senior Vice President & Chief Financial Officer

By:    /s/ Francis A. Fuselier
Name: Francis A. Fuselier
Title: Senior Vice President & Secretary

[Signature Page to Amendment No. 1 (Fluence)]

FLUENCE ENERGY INC.
as a Loan Party

By:    /s/ Dong Hoon Lee
Name: Dong Hoon Lee
Title: President

By:    /s/ Edgard Tordecilla
Name: Edgard Tordecilla
Title: Finance Director

[Signature Page to Amendment No. 1 (Fluence)]

JPMORGAN CHASE BANK, N.A.
as the Administrative Agent and a Lender

By:    /s/ Arina Mavilian
Name: Arina Mavilian
Title: Authorized Signatory
[Signature Page to Amendment No. 1 (Fluence)]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:    /s/ Tim Kok
Name: Tim Kok
Title: Vice President

[Signature Page to Amendment No. 1 (Fluence)]

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Christopher J. Heitker
Name: Christopher J. Heitker
Title: Director

[Signature Page to Amendment No. 1 (Fluence)]

BARCLAYS BANK PLC,
as a Lender

By:        /s/ Warren Veech III
Name: Warren Veech III
Title: Vice President

[Signature Page to Amendment No. 1 (Fluence)]

CITICORP NORTH AMERICA, INC.,
as a Lender

By:        /s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director

[Signature Page to Amendment No. 1 (Fluence)]

UBS AG, STAMFORD BRANCH,
as a Lender

By:        /s/ Dionne Robinson
Name: Dionne Robinson
Title: Associate Director

By:        /s/ Danielle Calo
Name: Danielle Calo
Title: Associate Director
[Signature Page to Amendment No. 1 (Fluence)]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:        /s/ Jessica Smith
Name: Jessica Smith
Title: Director

[Signature Page to Amendment No. 1 (Fluence)]

ROYAL BANK OF CANADA,
as a Lender

By:        /s/ Martina Wellik
Name: Martina Wellik
Title: Authorized Signatory

[Signature Page to Amendment No. 1 (Fluence)]